UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2014

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey	07070
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On May 15, 2014, Cancer Genetics, Inc. (the “Registrant”) issued a press release regarding financial results for the fiscal quarter ended March 31, 2014 and its agreement to acquire BioServe Biotechnologies (India) Pvt. Ltd. A copy of the press release is being furnished as Exhibit 99.1 to this report.

The information in this section is being furnished pursuant to Item 2.02 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing.

Item 7.01.	Regulation FD Disclosure

On May 15, 2014, the Registrant issued a press release announcing its agreement to acquire BioServe Biotechnologies (India) Pvt. Ltd. A copy of the press release is being furnished as Exhibit 99.2 to this report.

The information in this section is being furnished pursuant to Item 7.01 of Form 8-K. In accordance with General Instruction B.2 of Form 8-K, the information in this report, including Exhibit 99.2, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as may be expressly set forth by specific reference in such a filing

Forward-Looking Statements

This report, including Exhibit 99.1 and Exhibit 99.2 furnished herewith, contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to future financial and/or operating results, future growth in research, technology, clinical development and potential opportunities for Cancer Genetics, Inc. products and services, along with other statements about the future expectations, beliefs, goals, plans, or prospects expressed by management constitute forward-looking statements. Any statements that are not historical fact (including, but not limited to, statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks that the BioServe transaction will not close or, if it closes, will not realize the currently anticipated benefits, risks inherent in the development and/or commercialization of potential products, risks of cancellation of customer contracts or discontinuance of trials, uncertainty in the results of clinical trials or regulatory approvals, need and ability to obtain future capital, maintenance of intellectual property rights and other risks discussed in the Company’s Form 10-K for the year ended December 31, 2013 and 10-Q for the quarter ended March 31, 2014 along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics disclaims any obligation to update these forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

As described above, the following exhibit is furnished as part of this report:

Exhibit 99.1 – Press release, dated May 15, 2014.

Exhibit 99.2 – Press release, dated May 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

By:	/s/ Edward J. Sitar
Name: Edward J. Sitar
Title: Chief Financial Officer

Date: May 15, 2014

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press release, dated May 15, 2014.

99.2	Press release, dated May 15, 2014.